Carbiz Inc.

7405 N. Tamiami Trail
Sarasota, Florida 34243
Offering of Units

NOTICE TO PROSPECTIVE PURCHASERS IN FLORIDA

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON AN EXEMPTION THEREFROM. ANY SALE MADE PURSUANT TO SUCH EXEMPTION IS VOIDABLE BY A FLORIDA PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT IN PAYMENT FOR SUCH SECURITIES. HOWEVER, THIS RIGHT IS NOT AVAILABLE TO ANY PURCHASER WHO IS A BANK, TRUST COMPANY, SAVINGS INSTITUTION, INSURANCE COMPANY, SECURITIES DEALER, INVESTMENT COMPANY AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, PENSION OR PROFIT-SHARING TRUST OR QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933.

SUBSCRIPTION FOR UNITS

TO: Carbiz Inc. (the “Corporation”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase _____ units (the “Units”), with each Unit comprised of one common share (a “Common Share”) and one common share purchase warrant (a “Warrant”) of the Corporation for the aggregate consideration set forth below, representing a subscription price of US$0.10 per Unit, upon and subject to the terms and conditions set forth in the “Terms and Conditions of the Subscription for Units of Carbiz Inc.” attached hereto and forming a part hereof (together, the “Subscription Agreement”).

______________________________________	Number of Units subscribed for: _________
Full Legal Name of Subscriber (please print)

By: ___________________________________	Aggregate Consideration: US$ _________
Authorized Signature
______________________________________
Official Title or Capacity (please print)
_________________________________________________________________________________________________________________
Name of Signatory (please print name and official capacity or title of individual whose signature appears above if different than name of Subscriber)

______________________________________	______________________________________
Subscriber's Address (including postal code)	Telephone Number (including area code)

Register the Units as follows:	Deliver the Units as follows:
______________________________________	______________________________________
Name	Name
______________________________________	______________________________________
Account reference, if applicable	Account reference, if applicable
______________________________________	______________________________________
Address (including postal code)	Contact Name
______________________________________
Address (including postal code)
______________________________________
Telephone Number (including area code)

ACCEPTANCE: The Corporation hereby accepts the above subscription on the terms and conditions contained in this Subscription Agreement.

CARBIZ INC.                                                                                                               Date: _______________, 2006

                                                                                                                                                                                                    No: ____

Per: __________________________
       Carl Ritter –Chief Executive Officer

TERMS AND CONDITIONS OF THE SUBSCRIPTION FOR
UNITS OF CARBIZ INC.

1.	Definitions.

	(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

	(b)	“1934 Act” means the United States Securities Act of 1934, as amended;

	(c)	“Closing Date” means _____________ , 2006 or such other date as may be determined by the Corporation;

	(d)	“Corporation” means Carbiz Inc.;

	(e)	“Person” includes individuals, partnerships, corporations, companies and other business or legal entities;

(f)

“Shares” means common shares in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of the Units and shall include any and all shares resulting from any subdivision, redivision, reduction, combination or consolidation, merger, amalgamation or reorganization and any common shares of any company or corporation to which the Corporation may sell, lease or transfer or otherwise dispose of all or substantially all of its property and assets;

	(g)	“Underlying Securities” means, collectively, the Shares comprising the Units, the Warrants and the Warrant Shares;

	(h)	“Unit” means a unit of the Corporation, each Unit being comprised of one Share and one Warrant;

(i)

“Warrant” means a common share purchase warrant of the Corporation, each Warrant entitling the holder thereof to acquire one Share at a price of US$0.15 per Share at any time until ____ p.m. (
_____
time) on the date that is twenty-four (24) months from the Closing Date; and

	(j)	“Warrant Shares” means the Shares that are issuable upon exercise of the Warrants.

2.	Acknowledgements of the Subscriber. The Subscriber acknowledges that:

	(a)	this subscription is subject to rejection or acceptance by the Corporation in whole or in part, and is effective only upon acceptance by the Corporation;

(b)

in the event of any alteration of the Shares, including any subdivision, consolidation or reclassification, and in the event of any form of reorganization of the Corporation, including any amalgamation, merger or arrangement, the holders of Warrants, upon exercise of the Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities that they would have been entitled to receive had their Warrants been exercised immediately prior to the occurrence of any such event;

(c)

other rights and preferences of the Subscriber shall be contained in a certain Registration Rights Agreement of even date herewith among the Corporation and all the subscribers in the offering of the Units;

	(d)	the offering of the Units is subject to the receipt of all applicable regulatory approvals; and

	(e)	the Subscriber is responsible for obtaining such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement.

3.	REPRESENTATIONS OF THE SUBSCRIBER - GENERAL

By executing this subscription, the Subscriber represents and warrants to and covenants with the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)

if an individual, the Subscriber is of the full age of majority and is legally competent to execute and deliver this Subscription Agreement and each of the instruments to be delivered by the Subscriber hereunder, to perform all of its obligations hereunder and thereunder, and to take all actions required pursuant hereto and thereto;

(b)

if the Subscriber is not an individual, it has the requisite power, authority, legal capacity and competence to execute and deliver this Subscription Agreement and each of the instruments to be delivered by the Subscriber hereunder, to perform all of its obligations hereunder and thereunder, and to take all actions required pursuant hereto and thereto and, all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained;

	(c)	if the Subscriber is a body corporate, it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(d)

this Subscription Agreement and such other instruments to be delivered hereunder have been duly and validly authorized, executed and delivered by, and constitute a legal, valid, binding and enforceable obligation of, the Subscriber;

(e)

the execution, delivery and performance by the Subscriber of this Subscription Agreement and the completion of the transactions contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber's constating documents (if the Subscriber is not an individual) or any agreement to which the Subscriber is a party or by which it is bound;

(f)

it has been independently advised as to the restrictions on resale imposed by applicable securities legislation with respect to the Underlying Securities and confirms that no representation has been made to it by or on behalf of the Corporation respecting such restrictions and it is the Subscriber’s responsibility to find out what those restrictions are and to comply with them before selling such securities;

(g)

the Subscriber has been advised to consult its own legal and financial advisors with respect to the suitability of the Units and the Underlying Securities as an investment for the Subscriber and the resale restrictions and “hold periods” to which the Underlying Securities are subject under applicable securities legislation, and, except for the representations of the Corporation expressly contained herein, has not relied upon any statements made by or purporting to have been made on behalf of the Corporation in deciding to subscribe for the Units hereunder;

(h)

it is aware of the risks and other characteristics of the Units and of the fact that the Subscriber may not be able to resell the Underlying Securities except in accordance with the applicable securities legislation and regulatory policy;

	(i)	it will not resell any Underlying Securities except in accordance with the provisions of applicable securities legislation;

(j)

the Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar regulatory authority has made any finding or determination or expressed any opinion with respect to the Units or the Underlying Securities or the merits of investing therein, and there is no government or other insurance covering the Units or the Underlying Securities;

	(k)	it has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Units and it has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Units;

(l)

if required by applicable securities legislation, policy or order or by any securities commission or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the distribution of the Units as may be required;

(m)	this Subscription is made unconditionally as a result of the undersigned's desire to participate in the future development of the Corporation; and

(n)	if it is a corporation, syndicate, partnership or other form of unincorporated organization, it pre-existed the offering of the Units and has a bona fide purpose other than investment in the Units.

4.	REPRESENTATIONS OF THE SUBSCRIBER - EXEMPTIONS

By executing this subscription, the Subscriber represents and warrants to and covenants with the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)

the Subscriber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act (which definition is reproduced in Schedule “A” attached hereto) (an “Accredited Investor”) by reason of the Subscriber’s business and financial experience and the business and financial experience of those persons retained to advise it with respect to the investment in the Units and the Underlying Securities, and has executed and delivered to the Corporation a Representation Letter in the form attached hereto as Schedule “A” indicating that the Subscriber fits within one of the categories of Accredited Investor set forth in such definition;

(b)

the Subscriber acknowledges that it is not purchasing the Units or the Underlying Securities as a result of any “general solicitation” or “general advertising”, as those terms are used in Regulation D under the 1933 Act, including, without limitation, advertisements, articles, notices or other communications published on the internet or in any newspaper, magazine or similar media or broadcast over television, radio or the internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c)

the Subscriber confirms that it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Units and Underlying Securities and is capable of assessing the proposed investment in the Units and the Underlying Securities as a result of the Subscriber's own experience or as a result of advice received from a person registered under applicable securities legislation and it is able, without impairing its financial condition, to bear the economic risks of, and withstand a complete loss of, its investment;

(d) the Subscriber understands that the Units and the Underlying Securities have not been and will not be registered under the 1933 Act or any applicable state securities laws;

(e)

except for the representations of the Corporation expressly contained herein, the Subscriber has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation;

(f)

the Subscriber understands that the distribution of the Units and the Underlying Securities is being made in reliance upon a private placement exemption from registration under the 1933 Act and under the securities laws of certain states. Accordingly, the Units and the Underlying Securities will be “restricted securities” within the meaning of Rule 144 under the 1933 Act, and therefore may not be offered or sold by the undersigned, directly or indirectly, in the United States without registration under the United States federal and state securities laws, except in compliance with certain limited exemptions thereunder;

(g)

the Subscriber understands and acknowledges that there may be material tax consequences to the undersigned of an acquisition or disposition of the Units and any Underlying Securities and that the undersigned should consult the undersigned’s own tax advisors respecting the United States federal, state and local and foreign tax consequences of acquiring, owning and disposing of the Units and any Underlying Securities;

(h)

the Subscriber has had access to such information concerning the Corporation as the undersigned has considered necessary in connection with the undersigned’s investment decision to acquire the Units and the Underlying Securities;

(i)	the Subscriber understands that in making an investment decision, the undersigned must rely on its own examination of the Corporation, including the merits and risks involved;

(j)

the Subscriber is acquiring the Units for its own account and not with a view to any resale, distribution or other disposition of the Units or any Underlying Securities in violation of the 1933 Act or any applicable state securities laws;

(k)

the Subscriber understands and acknowledges that any transfer agent has the right not to record a transfer without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to registration under the 1933 Act and any applicable state securities laws;

(l)

the Subscriber consents to the Corporation making a notation on its records or giving instructions to any transfer agent (if any) of any Underlying Securities in order to implement the restrictions on transfer set forth and described herein;

(m)

the Subscriber agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Underlying Securities, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, except:

	(i)	to the Corporation; or

	(ii)	outside the United States in compliance with the requirements of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations; or

(iii)

in compliance with an exemption from registration under the 1933 Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with any applicable state securities or “Blue Sky” laws; or

	(iv)	in a transaction that does not require registration under the 1933 Act or any applicable state securities laws;

and, in the case of subparagraph (iii) or (iv), it has furnished to the Corporation an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect;

(n)

the Subscriber understands and acknowledges that the Units and the Underlying Securities are “restricted securities” as defined in Rule 144 under the 1933 Act, and upon the original issuance of the Units and the Underlying Securities, and until such time as it is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, all certificates representing the Underlying Securities and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY [AND THE SECURITIES ISSUED UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF SUBPARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.

provided, that if the Underlying Securities are being sold pursuant to Rule 144 of the 1933 Act, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the 1933 Act and applicable state securities laws;

(o)

the Subscriber understands and acknowledges that the Warrants may not be exercised unless an exemption is available from the registration requirements of the 1933 Act and the securities laws of all applicable states and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect; provided that an Accredited Investor that purchased Units in the United States will not be required to deliver an opinion of counsel in connection with the exercise of Warrants that are issued upon conversion of such Units;

(p)	the Subscriber acknowledges that any person who exercises a Warrant will be required to provide to the Corporation either:

(i) a written certification that the holder (A) acquired the Warrant directly from the Corporation pursuant to a written subscription agreement for the purchase of a Unit; (B) is exercising the Warrant, as applicable, solely for its own account and not on behalf of any other person; and (C) was an Accredited Investor, both on the date the Unit was acquired from the Corporation and on the date of exercise of the Warrant; or

(ii)a written opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that an exemption from the registration requirements of the 1933 Act and applicable state securities laws is available for the issuance of the Warrant Shares.

The Subscriber understands that the certificates representing the Warrant Shares will bear a legend restricting transfer without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available;

(q)

the Subscriber understands that the Units and the Underlying Securities are being offered for sale only on a “private placement” basis and that the sale and delivery of the Units and the Underlying Securities is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus and that, as a consequence of acquiring the Units and the Underlying Securities pursuant to such exemptions, certain protections, rights and remedies provided by applicable securities legislation, including statutory rights of recission or damages, may not be available to the Subscriber in connection with the purchase and sale of the Units and the Underlying Securities and the Subscriber further acknowledges that:

(i)	the Subscriber is restricted from using most of the Canadian civil remedies available under applicable securities laws;

(ii)	the Subscriber may not receive information that would otherwise be required to be provided to it under applicable Canadian securities laws;

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under applicable Canadian securities laws; and

(iv)

the Units are not being purchased by it as a result of any information concerning the Corporation that has not been publicly disclosed and its decision to purchase the Units has not been made as a result of any verbal or written representation as to fact or otherwise (including that any person will resell or repurchase or refund the purchase price of the Units), or as to the future price or value of any Underlying Securities made by or on behalf of the Corporation; and

(r)	the Subscriber confirms that neither the Corporation nor any of its representative directors, employees, officers or affiliates, have made any representations (written or oral) to the Subscriber:

	(i)	regarding the future value of the Underlying Securities;

	(ii)	that any person will resell or repurchase the Units or the Underlying Securities; or

	(iii)	that any person will refund the purchase price of the Units other than as provided in this Subscription Agreement.

5.      TIMELINESS OF REPRESENTATIONS, ETC.

The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Date and will survive the completion of the issuance of the Units and any subsequent disposition by the Subscriber of the Underlying Securities.

6.      RELIANCE ON SUBSCRIBER’S REPRESENTATIONS

The foregoing representations, warranties and covenants are made by the Subscriber with the intent that they be relied upon in determining its suitability as a purchaser of Units and the Subscriber hereby agrees to indemnify the Corporation and its officers, directors, employees and agents against all losses, claims, costs, expenses and damages or liabilities that any of them may suffer or incur caused or arising from reliance thereon. The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to Closing at the following addresses:

Carbiz Inc.
7405 N. Tamiami Trail
Sarasota, Florida 34243

Attention: Carl Ritter, Chief Executive Officer
Facsimile: (941) 952-9255

7.      PARTIAL ACCEPTANCE AND REJECTION OF SUBSCRIPTION

The Corporation may, in its absolute discretion, accept or reject the Subscriber's subscription for the Units as set forth in this Subscription Agreement, in whole or in part, and the Corporation reserves the right to sell to the Subscriber less than the full amount of the Units subscribed for under this Subscription Agreement. If this

Subscription Agreement is rejected in whole, any certified cheque(s) or bank draft(s) delivered by the Subscriber to the Corporation on account of the subscription price for the Units subscribed for will be promptly returned to the Subscriber without interest. If this Subscription Agreement is accepted only in part, a cheque representing the amount by which the payment delivered by the Subscriber to the Corporation exceeds the subscription price of the Units sold to the Subscriber pursuant to a partial acceptance of this Subscription Agreement, will be promptly delivered to the Subscriber without interest.

8.      CLOSING

The Subscriber agrees to deliver to the Corporation (a) this duly completed and executed Subscription Agreement, including the Representation Letter; and (b) a certified cheque or bank draft payable to the Corporation for the aggregate amount proposed to be invested in the Units by the Subscriber or payment of the same amount in such other manner as is acceptable to the Corporation.

The sale of the Units will be completed at the offices of the Corporation, in Sarasota, Florida, at 2:00 p.m. (Florida time), or such other time as the Corporation may determine on the Closing Date.

9.      FACSIMILE SUBSCRIPTIONS

The Corporation shall be entitled to rely on delivery by facsimile of an executed copy of this Subscription, and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

10.      ASSIGNMENT

This Subscription is not assignable or transferable by either of the parties hereto without the expressed written consent of the other party hereto.

11.      GOVERNING LAW

The contract arising out of acceptance of this Subscription by the Corporation shall be governed by and construed in accordance with the laws of the State of Florida applicable therein.

12.      MISCELLANEOUS

Time shall be of the essence of this Subscription Agreement. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof. The covenants, representations and warranties contained in this Subscription Agreement shall survive the closing of the transactions contemplated hereby and shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof. Except as otherwise provided herein, this Subscription Agreement may only be amended by the parties hereto in writing.

SCHEDULE “A”

REPRESENTATION LETTER

TO: CARBIZ INC. (the “Corporation”)

In connection with the purchase of the Units of the Corporation by the undersigned subscriber (the “Subscriber”), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation and acknowledges that the Corporation is relying thereon that it satisfies one or more of the categories of “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the 1933 Act) indicated below (PLEASE INITIAL ALL APPROPRIATE LINES) (an “Accredited Investor”):

______Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

______Category 2.	A savings and loan association or other institution as defined in Section
3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity;
or

______Category 3.	A broker or dealer registered pursuant to Section 15 of the 1934 Act; or

______Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

______Category 5.	An investment company registered under the United States Investment Company
Act of 1940; or

______Category 6.	A business development company as defined in Section 2(a)(48) of the United
States Investment Company Act of 1940; or

______Category 7.	A small business investment company licensed by the U.S. Small Business
Administration under Section 301 (c) or (d) of the United States Small Business
Investment Act of 1958; or

______Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

______Category 9.	An employee benefit plan within the meaning of the United States Employee
Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of
US$5,000,000 or, if a self- directed plan, with investment decisions made solely by persons who are Accredited Investors; or

______Category 10.	A private business development company as defined in Section 202(a)(22) of the
United States Investment Advisers Act of 1940; or

______Category 11.	An organization described in Section 501(c)(3) of the United States Internal
Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

______Category 12.	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or

______Category 13.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds US$1,000,000; or

______Category 14.	A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

______Category 15.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

______Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

Date: ________________________	By: ________________________
Its: ________________________
Print Name: ____________________